GUARANTY,  dated as of April 14, 1997, made by INTEGRATED  HEALTH
SERVICES, INC. (the "Guarantor") in favor of DAIWA HEALTHCO-2 LLC ("Daiwa").


               PRELIMINARY STATEMENTS.

               Daiwa is the lender under that certain Loan and Security Agreement, dated as of December 23, 1996 (as amended on the date hereof, and as the same may be further amended, modified, supplemented or restated from time to time in accordance with its terms, the "LSA"), between CCA Funding LLC ("CCA") and Daiwa. All terms not otherwise defined herein shall have meanings set forth in the LSA.

               Daiwa and CCA are entering into a certain Waiver and Amendment, dated as of the date hereof, to the LSA. The Guarantor will derive substantial benefit from the transactions contemplated by the LSA as amended. It is a condition precedent to the effectiveness of the Waiver and Amendment that the Guarantor shall have executed and delivered this Guaranty.

               NOW, THEREFORE, in consideration of the premises, the Guarantor hereby agrees as follows:


                SECTION 1. Guaranty; Limitation of Liability

                (a) The Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due of all amounts owing from CCA under the LSA in excess of the Basic Borrowing Amount (the "Guaranteed Obligations") and agrees to pay any and all reasonable costs and expenses (including reasonable counsel fees and expenses) paid or incurred in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by CCA under the LSA but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Provider.

                (b) Any and all payments by or on behalf of the Guarantor hereunder shall be made free and clear of and without deduction or withholding for any and all present or future taxes unless required by law.

                SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid in accordance with the terms of the LSA regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of CCA or Daiwa with respect thereto. The obligations of the Guarantor hereunder is independent of the obligations of CCA under the LSA and a separate action or actions may be brought or prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether action is brought against CCA or whether CCA is joined in any such action or actions. The liability of the Guarantor under this

Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of-.

                (a) any lack of validity or enforceability of the LSA or any agreement or instrument relating thereto (collectively, the "Documents");

                (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Document including, without limitation, any increase in the Guaranteed Obligations;

                (c)  any  taking  and  holding  of   collateral   or  additional
guarantees for all or any of the Guaranteed Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guarantees, or non-perfection or delay in perfection of any collateral, or any consent to departure from any such guaranty, for all or any of the Guaranteed Obligations;

                (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any commercially reasonable manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of CCA or any other Person;

                (e) any consent by Daiwa, CCA or any other Person to the change, restructure or termination of the corporate structure or existence of CCA, Daiwa or any of their affiliates and any corresponding restructure of the Guaranteed Obligations, or any other restructure or refinancing of the Guaranteed Obligations or any portion thereof; or

                (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of CCA.

                Without limiting the generality of the foregoing, the Guarantor hereby consents to, and hereby agrees, that the rights of Daiwa hereunder, and the liability of the Guarantor hereunder, shall not be affected by any and all releases of any collateral, whether for purposes of commercially reasonable sales or other dispositions of assets or for any other purpose.

                Section 3. Waivers. The Guarantor hereby waives:

                      (a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty;

                      (b) any  requirement  that Daiwa,  CCA or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against CCA or any other Person or any collateral; and


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

                      (c) any duty on the part of Daiwa, CCA or any other Person to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of CCA and its assets now known or hereafter known by such Person.

               SECTION 4. Waiver of Subrogation and Contribution. Until the later to occur of the Maturity Date and payment in full of all Guaranteed Obligations, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against CCA that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy against CCA or any collateral which Daiwa now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from CCA or, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or other right. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later to occur of the Maturity Date and payment in full of all Guaranteed Obligations, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, Daiwa, and shall forthwith be paid to Daiwa to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Documents and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits.


                SECTION 5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                      (a) no  authorization,  consent,  approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery and performance by the Guarantor of this Guaranty except for consents which have been obtained.

                      (b) it has,  independently and without reliance upon Daiwa or CCA and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

               SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Daiwa (and, if an amendment, by the Guarantor), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


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

               SECTION 7. No Waiver; Remedies. No failure on the part of Daiwa, to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other Document.

               SECTION 8. Continuing Guaranty; Assignment. This Guaranty is a continuing guaranty and shall (a) subject to the last sentence of Section 2 hereof, remain in full force and effect until the later to occur of the Maturity Date and payment in full of all Guaranteed Obligations, (b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Daiwa and its successors and assigns.

               SECTION 9. Financial Condition of CCA. The Guarantor represents to Daiwa that it is now and will be completely familiar with the prospects, business, operations and condition (financial and otherwise) of CCA, and the Guarantor hereby waives and relinquishes any duty on the part of Daiwa or any other Person to disclose any matter, fact or thing relating to the prospects, business, assets, liabilities, operations or condition (financial or otherwise) of CCA now known or hereafter known by Daiwa or any other Person.

                SECTION 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

               SECTION 11. WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. THE PARTIES HERETO HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS AGREEMENT, AND HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE OTHER PARTY AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF. THE PARTIES HERETO SHALL APPEAR IN ANSWER TO SUCH SUMMONS, COMPLAINT OR OTHER PROCESS WITHIN THE TIME PRESCRIBED BY LAW, FAILING WHICH THE PARTIES FAILING TO SO APPEAR SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY THE OTHER PARTY FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

                SECTION  12.  Severabilitv.  If any  term or  provision  of this
Guaranty  is  or  shall  become  illegal,   invalid  or   unenforceable  in  any
jurisdiction, all other terms and provisions of this

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

Guaranty shall remain legal, valid and enforceable in such jurisdiction and such
illegal,   invalid  or  unenforceable   provision  shall  be  legal,  valid  and
enforceable in all other jurisdictions.

                SECTION 13. Section Titles. The Section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               IN WITNESS WHEREOF, this __ day of April 1997, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                INTEGRATED HEALTH SERVICES, INC.


                                By: /s/ W. Bradley Bennet
                                    --------------------------------------------
                                    Name:  W. Bradley Bennet
                                    Title: Executive Vice President and
                                           Chief Accounting Officer

AGREED:

CCA FUNDING LLC



By: /s/ Timothy J. Trybus
    --------------------------------------------
    Name: Timothy J. Trybus
    Title: Vice President and Treasurer
    Address: 3050 N. Horseshoe Drive, Suite 260
             Naples FL 34104

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